Exhibit 4.7

Company Order

June 14, 2006

The Bank of New York Trust Company, N.A.
911 Washington Avenue, Suite 300
St. Louis, Missouri 63101
Ladies and Gentlemen:

Application is hereby made to The Bank of New York Trust Company, N.A., a national banking association, as trustee (the “Trustee”), under the Indenture dated as of June 1, 2006 (the “Indenture”), between Illinois Power Company, an Illinois corporation (the “Company”), and the Trustee for the authentication and delivery of $75,000,000 aggregate principal amount of the Company’s 6.25% Senior Secured Notes due 2016 (the “Notes”), pursuant to the provisions of Article II of the Indenture. On or after the Release Date, the Company, in its discretion, may change the descriptive title of the Notes to delete the word “Secured” from such descriptive title. Additional Notes without limitation as to amount, and without the consent of the holders of the then Outstanding Notes, may also be authenticated and delivered in the manner provided in Section 2.05 of the Indenture. All capitalized terms not defined herein that are defined in the Indenture shall have the same meaning as used in the Indenture.

The Notes will be initially issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), in the form of Global Notes registered in the name of Cede & Co. (as nominee for The Depository Trust Company (“DTC”), New York, New York, which will act as the Depositary for the Global Notes). Pursuant to Section 2.05(c) of the Indenture, the Notes will have the terms set forth in the form of Global Note attached hereto as Exhibit A and in the form of definitive Note attached hereto as Exhibit B (which terms are incorporated by reference in this Company Order). The Global Notes shall bear the depository legend in substantially the form set forth in Exhibit A attached hereto. The Notes will be issued only in denominations of $1,000 and in integral multiples of $1,000 in excess thereof.

Initially, beneficial interests in the Notes offered and sold to qualified institutional buyers (as defined in Rule 144A under the Securities Act) (“QIBs”) in reliance upon Rule 144A under the Securities Act will be represented by one or more separate Global Notes (each, a “Rule 144A Global Certificate”) registered in the name of Cede & Co., as registered owner and as nominee for DTC and shall include the non-registration and registration rights legends set forth in Exhibit A attached hereto. Initially beneficial interests in the Notes offered and sold to purchasers pursuant to Regulation S under the Securities Act will be evidenced by one or more separate temporary Global Notes (each, a “Temporary Regulation S Global Certificate”) and will be registered in the name of Cede & Co., as registered owner and as nominee for DTC for the accounts of The Euroclear System (“Euroclear”) or Clearstream Banking, Luxembourg, société anonyme (“Clearstream”) and shall include the Regulation S and registration rights legends set forth in Exhibit A attached hereto. Notes offered and sold to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who are not QIBs and who are not purchasers pursuant to Regulation S under the Securities Act will be in definitive form in the form attached hereto as Exhibit B and shall include the non-registration and registration rights legends set forth therein. The Trustee and the Company will have no responsibility or liability for any aspect of transfers of beneficial interests in the Notes (which transfers will be conducted pursuant to the customary procedures of DTC), any records of DTC of beneficial interests or any transactions between DTC and its participants or between any such participants and any other beneficial owners or for monitoring, supervising or reviewing of any thereof.

Transfers of beneficial interests in the Rule 144A Global Certificate will be subject to the restrictions on transfer contained in the non-registration legend set forth in Exhibit A hereto. Prior to the expiration of the period of 40 consecutive days beginning on and including the later of (x) the day on which the offering of the Notes commences and (y) the original issue date of the Notes (the “Distribution Compliance Period”), transfers of beneficial interests in the Temporary Regulation S Global Certificate will be subject to the restrictions on transfer contained in the Regulation S legend set forth in Exhibit A hereto. At any time after the expiration of the Distribution Compliance Period, upon receipt by the Trustee and the Company of a certificate from Euroclear or Clearstream certifying that it has received certification of non-U.S. beneficial ownership of a Temporary Regulation S Global Certificate (or portion thereof) with respect to any Notes to be exchanged, one or more separate permanent Global Notes (each, a “Permanent Regulation S Global Certificate” and, together with each Temporary Regulation S Global Certificate, each, a “Regulation S Global Certificate”) shall be duly executed by the Company and authenticated by the Trustee as provided in the Indenture, shall be registered in the name of Cede & Co., as registered owner and as nominee for DTC, and shall include the registration rights legend set forth in Exhibit A hereto and shall be deposited with the Trustee, as custodian for DTC. The Trustee, as custodian for DTC, shall reflect by endorsement thereon a decrease in the principal amount of the Temporary Regulation S Global Certificate in an amount equal to the principal amount of such Temporary Regulation S Global Certificate exchanged. Prior to the expiration of the Distribution Compliance Period, beneficial interests in any Temporary Regulation S Global Certificate may only be held through Euroclear or Clearstream. After the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Permanent Regulation S Global Certificate will not be subject to any restrictions.

In connection with any transfer of Notes, the Trustee and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (set forth in the form of definitive Note attached hereto as Exhibit B, for use in connection with the transfer of the Notes in definitive form, or set forth in Exhibit A-1 attached hereto, for use in connection with the transfer of beneficial interests between a Rule 144A Global Certificate and a Regulation S Global Certificate or to a Note in definitive form, or otherwise) received from the Holders and any transferees of any Notes regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Note and any other facts and circumstances related to such transfer. Transfers of beneficial interests between a Rule 144A Global Certificate and a Regulation S Global Certificate, and other transfers relating to beneficial interests in the Notes in global form, shall be reflected by endorsements of the Trustee, as custodian for DTC, on the schedule attached to such certificate.

2

The Company has entered into a Registration Rights Agreement dated as of June 14, 2006 (the “Registration Rights Agreement”) with the initial purchasers of the Notes pursuant to which the Notes that are issued and sold without registration (the “Private Notes”) under the Securities Act may be exchanged for Notes that will be registered under the Securities Act and that will otherwise have substantially the same terms as the Private Notes (the “Exchange Notes”), except that such Exchange Notes will be issued in the form of Global Note attached hereto as Exhibit A and will bear all customary legends (except for the non-registration, Regulation S and registration rights legends) or, in lieu of such exchange, the Company has agreed to file a shelf registration statement for the resale of the Notes (in which case any Notes so resold will be issued in the form of Global Note attached hereto as Exhibit A and bear all customary legends (except for the non-registration, Regulation S and registration rights legends)). The Private Notes will be exchanged for Exchange Notes only pursuant to an effective registration statement under the Securities Act and otherwise in accordance with the Registration Rights Agreement and the Indenture. The Private Notes and the Exchange Notes will constitute a single series of notes under the Indenture. Exchange Notes shall be authenticated and delivered by the Trustee at one time or from time to time upon the receipt by the Trustee of a Company Order in principal amounts equal to the principal amounts of the Private Notes surrendered in exchange therefor. In addition, upon the receipt of such Company Order, the Trustee will take such actions as to effectuate the exchange of any Private Notes for Exchange Notes in accordance with the Registration Rights Agreement and the Indenture.

In connection with this Company Order, there are delivered to you herewith the following:

1.               Certified copies of the resolutions adopted by the Board of Directors of the Company authorizing this Company Order and the issuance and sale of the Notes by the Company pursuant to Section 2.05(c)(1) of the Indenture;

2.               Opinions of Counsel addressed to you or in which it is stated that you may rely pursuant to Section 2.05(c)(2) of the Indenture;

3.               Expert’s certificate pursuant to Section 2.05(c)(3) of the Indenture;

4.               Officers’ Certificate pursuant to Section 2.05(c)(4) of the Indenture;

5.               Two Global Notes representing the Notes executed on behalf of the Company in accordance with the terms of Section 2.05(a) of the Indenture, specifying the terms of the Notes (which terms are incorporated by reference herein); and

6.               Pursuant to Section 2.05(c)(3) of the Indenture, the Company’s Mortgage Bonds designated “Mortgage Bonds, Senior Notes Series AA” (the “Mortgage Bonds”) in the principal amount of $75,000,000 relating to the Notes, fully registered in the name of the Trustee in trust for the benefit of the Holders from time to time of such Notes.

You are hereby instructed to authenticate the Global Notes representing the Notes and hold them as DTC’s custodian. The Global Notes representing the Notes are to be held for delivery through the facilities of DTC to the initial purchasers thereof against payment therefor at

3

the closing in respect of the sale thereof, such closing to be held at 10:00 a.m., New York time, June 14, 2006, at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York 10036.

4

Please acknowledge receipt of the Global Notes representing the Notes, the instructions referred to above and the supporting documentation pursuant to the Indenture referred to above (including the Mortgage Bonds in trust for the benefit of the Holders).

Very truly yours,

Illinois Power Company

By:	/s/ JERRE E. BIRDSONG
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

5

Receipt from the Company of the Global Notes representing the Notes, certain instructions related thereto and the supporting documentation pursuant to the Indenture (including the Mortgage Bonds in trust for the benefit of the Holders) in connection with the authentication and delivery of the Notes is hereby acknowledged.

The Bank of New York Trust Company, N.A.,
as Trustee

By:	/s/ DANIEL G. DWYER
Name: Daniel G. Dwyer
Title: Vice President

6

EXHIBIT A
FORM OF GLOBAL NOTE

[depository legend]

THIS SECURITY IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[non-registration legend to be included on Private Notes]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE THEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS SECURITY OR THE EXPIRATION OF SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(k), OR ANY SUCCESSOR PROVISION THEREOF, UNDER THE SECURITIES ACT (THE “RESALE RESTRICTION TERMINATION DATE”) OTHER THAN (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ATTACHED TO THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF

REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ATTACHED TO THIS SECURITY), (5) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a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

[Regulation S legend to be included on Private Notes]

THIS SECURITY IS REPRESENTED BY A TEMPORARY REGULATION S GLOBAL CERTIFICATE WITHIN THE MEANING OF THE COMPANY ORDER ESTABLISHING THE TERMS OF THIS SECURITY. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THIS SECURITY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH SECURITY, AGREES THAT PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN THE COMPANY ORDER ESTABLISHING THE TERMS OF THIS SECURITY), BENEFICIAL INTERESTS IN THIS SECURITY MAY ONLY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED (A) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933 OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT OF 1933 AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

[registration rights legend to be included on Private Notes]

BY ITS ACCEPTANCE OF THE SECURITIES EVIDENCED HEREBY OR A BENEFICIAL INTEREST IN SUCH SECURITIES, THE HOLDER OF, AND ANY PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN, SUCH SECURITIES AGREES TO BE

BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT (THE “REGISTRATION RIGHTS AGREEMENT”) DATED AS OF JUNE 14, 2006 AND RELATING TO THE REGISTRATION UNDER THE SECURITIES ACT OF SECURITIES EXCHANGEABLE FOR THE SECURITIES EVIDENCED HEREBY AND REGISTRATION OF THE SECURITIES EVIDENCED HEREBY.

Illinois Commerce Commission ID No.: 6353

ILLINOIS POWER COMPANY
6.25% SENIOR SECURED NOTE DUE 2016

CUSIP: [452092CN7] [U4504NAA7]	NUMBER: 1
ISIN: [US452092CN78] [USU4504NAA73]

ORIGINAL ISSUE DATE: June 14, 2006	PRINCIPAL AMOUNT: Listed on Schedule I hereto

INTEREST RATE: 6.25%	MATURITY DATE: June 15, 2016

ILLINOIS POWER COMPANY, a corporation of the State of Illinois (the “COMPANY”), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal amount specified above on the Maturity Date set forth above, and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 15th and December 15th in each year, commencing December 15, 2006, and on the Maturity Date, at the per annum interest rate set forth above until the principal hereof is paid or made available for payment. [If the Company does not comply with certain of its obligations under the Registration Rights Agreement, this bond shall, in accordance with Section 2(e) of the Registration Rights Agreement, bear additional interest (“Additional Interest”) in addition to the interest provided for in the immediately preceding sentence. For purposes of this Note, the term “interest” shall be deemed to include interest provided for in the second immediately preceding sentence and Additional Interest, if any.]* No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will (except for interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration), as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be June 1 or December 1, as the case may be, next preceding such Interest Payment Date; provided, that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such

*                    Include bracketed language only in a Private Note.

interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days nor fewer than ten days prior to such Special Record Date. Payment of the principal of and interest and premium on this Note shall be payable pursuant to Section 2.12(a) of the Indenture.

This Note is a Global Note in respect of a duly authorized issue of 6.25% Senior Secured Notes due 2016 (the “NOTES OF THIS SERIES”, which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of June 1, 2006 between the Company and The Bank of New York Trust Company, N.A., as trustee (herein called the “TRUSTEE”, which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the “INDENTURE”). Under the Indenture, one or more series of notes may be issued and, as used herein, the term “Notes” refers to the Notes of this Series. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note has been issued in respect of the series designated on the first page hereof, issued in the initial aggregate principal amount of $75,000,000.

Prior to the Release Date (as hereinafter defined), the Notes will be secured by mortgage bonds (the “SENIOR NOTE MORTGAGE BONDS”) delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the General  Mortgage Indenture and Deed of Trust, dated as of November 1, 1992 between the Company and BNY Midwest Trust Company, as successor trustee (the “MORTGAGE TRUSTEE”), as supplemented and modified (collectively, the “MORTGAGE”). Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Senior Note Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and the rights of the holders of mortgage bonds, under the Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note Mortgage Bonds are secured and the circumstances under which additional mortgage bonds may be issued.

From and after such time as all mortgage bonds (other than Senior Note Mortgage Bonds and other mortgage bonds securing a related series of Notes) issued under the Mortgage have been retired through payment, redemption or otherwise at, before or after the maturity thereof (the “RELEASE DATE”), the Senior Note Mortgage Bonds shall cease to secure the Notes in any manner. In certain circumstances prior to the Release Date as provided in the Indenture, the Company is permitted to reduce the aggregate principal amount of a series of Senior Note Mortgage Bonds held by the Trustee, but in no event prior to the Release Date to an amount less than the aggregate outstanding principal amount of the series of Notes initially issued contemporaneously with such Senior Note Mortgage Bonds.

Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date. Each Note of this Series issued upon transfer,

exchange or substitution of such Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note, as the case may be.

Interest on this Note will accrue from and including the Original Issue Date specified above to, but excluding, December 15, 2006, and thereafter, from and including each Interest Payment Date to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be.

Interest payments for this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months. If any Interest Payment Date falls on a day that is not a Business Day, the Interest Payment Date will be the next succeeding Business Day (and without any interest or other payment in respect of any such delay). If the Maturity Date of this Note or any redemption date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date or such redemption date.

All or a portion of the Notes of this Series may be redeemed at the option of the Company at any time or from time to time. The redemption price for the Notes of this Series to be redeemed on any redemption date will be equal to the greater of the following amounts: (a) 100% of the principal amount of the Notes of this Series being redeemed on the redemption date; or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of this Series being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis at the Adjusted Treasury Rate (as defined below) plus 20 basis points, as determined by the Reference Treasury Dealer (as defined below); plus, in each case, accrued and unpaid interest thereon to the redemption date. Notwithstanding the foregoing, installments of interest on Notes of this Series that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the Holder of this Note as of the close of business on the relevant Regular Record Date. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall mail notice of any redemption at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes of this Series to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes of this Series or portions thereof called for redemption.

“ADJUSTED TREASURY RATE” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“COMPARABLE TREASURY ISSUE” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes of this Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes of this Series.

“COMPARABLE TREASURY PRICE” means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such quotation.

“REFERENCE TREASURY DEALER” means (A) Goldman, Sachs & Co. or Lehman Brothers Inc. or their respective affiliates which are primary U.S. Government securities dealers in New York City (each, a “Primary Treasury Dealer”), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.

“REFERENCE TREASURY DEALER QUOTATIONS” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such redemption date.

The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes of this Series (except for certain obligations including obligations to register the transfer or exchange of Notes of this Series, replace stolen, lost or mutilated Notes of this Series, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes of this Series on the dates such payments are due in accordance with the terms of the Notes of this Series.

If an Event of Default shall occur and be continuing with respect to the Notes, the principal of and interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee shall demand the redemption of the Senior Note Mortgage Bonds to the extent provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of a majority in aggregate principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, this Note may be transferred only as permitted by the legend hereto and the provisions of the Indenture.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof.

Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ILLINOIS POWER COMPANY

By:

Title:

Attest:

Title:

TRUSTEE’S CERTIFICATE
OF AUTHENTICATION

Dated: June 14, 2006

This Note is one of the Notes of the series herein
designated, described or provided for in the within-
mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A., As Trustee

By
Authorized Signatory

SCHEDULE I

[144A]*[REGULATION S]* GLOBAL SECURITY

The initial principal amount of Notes evidenced by this Global Note is $                     .

CHANGES TO PRINCIPAL AMOUNT OF NOTES EVIDENCED BY GLOBAL NOTE

Date	Principal Amount of Notes by which this Global Note is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of Notes Represented by this Global Note	Notation Made by

*                    Include bracketed language only in a Private Note.

EXHIBIT A-1

CERTIFICATE OF TRANSFER*

ILLINOIS POWER COMPANY

6.25% Senior Secured Notes due 2016

FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Name and address of assignee must be printed or typewritten.

$

principal amount of beneficial interest in the referenced Security of the Company and does hereby irrevocably constitute and appoint to transfer the said beneficial interest in such Security, with full power of substitution in the premises.

The undersigned certifies that said beneficial interest in said Security is being resold, pledged or otherwise transferred as follows:

(check one)

☐                        to the Company;

☐                        to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

☐                        in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act;

☐                        to an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution (attach a copy of an Institutional Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee);

☐                        as otherwise permitted by the non-registration legend appearing on this Security; or

☐                        as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

Dated:	Signature:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

*                    Include this form of Certificate of Transfer only in a Private Note.

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirement of the registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[FORM OF INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE]*

[Transferor Name and Address]

Ladies and Gentlemen:

In connection with our proposed purchase of 6.25% Senior Secured Notes due 2016 (the “Notes”) issued by Illinois Power Company d/b/a AmerenIP (the “Issuer”), we confirm that:

1.             We have received a copy of the Offering Memorandum (the “Offering Memorandum”) relating to the Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum.

2.             We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the indenture relating to the Notes (the “Indenture”) and as set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended (the “Securities Act”).

3.             We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Notes, we will do so only (A) to the Issuer, (B) so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a person whom we reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A, (C) to an institutional “accredited investor” (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) in accordance with another applicable exemption from the registration requirements of, or in a transaction not subject to, the Securities Act or pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

*                    Include this form only in a Private Note.

4.             We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and the Issuer such certification and other information as the Trustee and the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

5.             We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

6.             We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional “accredited investor”) as to each of which we exercise sole investment discretion in each case for investment and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

By
Name:
Title:

EXHIBIT B

FORM OF DEFINITIVE NOTE

[non-registration legend to be included on Private Notes]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE THEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS SECURITY OR THE EXPIRATION OF SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(k), OR ANY SUCCESSOR PROVISION THEREOF, UNDER THE SECURITIES ACT (THE “RESALE RESTRICTION TERMINATION DATE”) OTHER THAN (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE OR (6) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER OF THIS SECURITY ACKNOWLEDGES THAT THE COMPANY RESERVES THE RIGHT

PRIOR TO ANY OFFER, SALE OR OTHER TRANSFER (1) PURSUANT TO CLAUSE (2) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION SATISFACTORY TO THE COMPANY AND (2) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE AS TO COMPLIANCE WITH CERTAIN CONDITIONS TO TRANSFER IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY.

[Regulation S legend to be included on Private Notes]

BY ITS ACQUISITION HEREOF, EACH HOLDER OF THIS SECURITY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH SECURITY, AGREES THAT PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN THE COMPANY ORDER ESTABLISHING THE TERMS OF THIS SECURITY), BENEFICIAL INTERESTS IN THIS SECURITY MAY ONLY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED (A) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933 OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT OF 1933 AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

[registration rights legend to be included on Private Notes]

BY ITS ACCEPTANCE OF THE SECURITIES EVIDENCED HEREBY OR A BENEFICIAL INTEREST IN SUCH SECURITIES, THE HOLDER OF, AND ANY PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN, SUCH SECURITIES AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT (THE “REGISTRATION RIGHTS AGREEMENT”) DATED AS OF JUNE 14, 2006 AND RELATING TO THE REGISTRATION UNDER THE SECURITIES ACT OF SECURITIES EXCHANGEABLE FOR THE SECURITIES EVIDENCED HEREBY AND REGISTRATION OF THE SECURITIES EVIDENCED HEREBY.

Illinois Commerce Commission ID No.: 6353

ILLINOIS POWER COMPANY
6.25% SENIOR SECURED NOTE DUE 2016

CUSIP: 452092CP2	PRINCIPAL AMOUNT: $75,000,000
ISIN: US452092CP27

ORIGINAL ISSUE DATE: June 14, 2006	MATURITY DATE: June 15, 2016

INTEREST RATE: 6.25%	NUMBER: 1

ILLINOIS POWER COMPANY, a corporation of the State of Illinois (the “COMPANY”), for value received hereby promises to pay to CEDE & CO or registered assigns, the principal amount specified above on the Maturity Date set forth above, and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 15th and December 15th in each year, commencing December 15, 2006, and on the Maturity Date, at the per annum interest rate set forth above until the principal hereof is paid or made available for payment. [If the Company does not comply with certain of its obligations under the Registration Rights Agreement, this bond shall, in accordance with Section 2(e) of the Registration Rights Agreement, bear additional interest (“Additional Interest”) in addition to the interest provided for in the immediately preceding sentence. For purposes of this Note, the term “interest” shall be deemed to include interest provided for in the second immediately preceding sentence and Additional Interest, if any.]* No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will (except for interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration), as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be June 1 or December 1, as the case may be, next preceding such Interest Payment Date; provided, that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to on the reverse hereof), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days nor fewer than ten days prior to such Special Record Date. Principal, applicable premium and interest due at the Maturity of this Note shall be

* Include bracketed language only in a Private Note.

payable in immediately available funds when due upon presentation and surrender of this Note at the corporate trust office of the Trustee or at the authorized office of any paying agent in the Borough of Manhattan, The City and State of New York or St. Louis, Missouri. Interest on this Note (other than interest payable at Maturity) shall be paid by check payable in clearinghouse funds to the Holder as its name appears on the register; provided, that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of all of which having the same Interest Payment Date as this Note equals or exceeds $10,000,000, on or before the applicable Regular Record Date for such Interest Payment Date, interest on the Note shall be paid by wire transfer of immediately available funds to a bank within the continental United States (designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent).

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ILLINOIS POWER COMPANY

By:

Title:

Attest:

Title:

TRUSTEE’S CERTIFICATE
OF AUTHENTICATION

Dated: June 14, 2006

This Note is one of the Notes of the series herein
designated, described or provided for in the within-
mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A., As Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

ILLINOIS POWER COMPANY

6.25% SENIOR SECURED NOTE DUE 2016

This Note is one of a duly authorized issue of 6.25% Senior Secured Notes due 2016 (the “NOTES OF THIS SERIES”) of the Company issued and to be issued under an Indenture dated as of June 1, 2006, between the Company and The Bank of New York Trust Company, N.A., as trustee (herein called the “TRUSTEE”, which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the “INDENTURE”). Under the Indenture, one or more series of notes may be issued and, as used herein, the term “Notes” refers to the Notes of this Series. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note is one of the series designated on the face hereof, issued in the initial aggregate principal amount of $75,000,000.

Prior to the Release Date (as hereinafter defined), the Notes will be secured by mortgage bonds (the “SENIOR NOTE MORTGAGE BONDS”) delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the General  Mortgage Indenture and Deed of Trust, dated as of November 1, 1992 between the Company and BNY Midwest Trust Company, as successor trustee (the “MORTGAGE TRUSTEE”), as supplemented and modified (collectively, the “MORTGAGE”). Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Senior Note Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and the rights of the holders of mortgage bonds, under the Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note Mortgage Bonds are secured and the circumstances under which additional mortgage bonds may be issued.

From and after such time as all mortgage bonds (other than Senior Note Mortgage Bonds and other mortgage bonds securing a related series of Notes) issued under the Mortgage have been retired through payment, redemption or otherwise at, before or after the maturity thereof (the “RELEASE DATE”), the Senior Note Mortgage Bonds shall cease to secure the Notes in any manner. In certain circumstances prior to the Release Date as provided in the Indenture, the Company is permitted to reduce the aggregate principal amount of a series of Senior Note Mortgage Bonds held by the Trustee, but in no event prior to the Release Date to an amount less than the aggregate outstanding principal amount of the series of Notes initially issued contemporaneously with such Senior Note Mortgage Bonds.

Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date. Each Note of this Series issued upon transfer, exchange or substitution of such Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note, as the case may be.

Interest on this Note will accrue from and including the Original Issue Date specified above to, but excluding, December 15, 2006, and thereafter, from and including each Interest

Payment Date to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be.

Interest payments for this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months. If any Interest Payment Date falls on a day that is not a Business Day, the Interest Payment Date will be the next succeeding Business Day (and without any interest or other payment in respect of any such delay). If the Maturity Date of this Note or any redemption date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date or such redemption date.

All or a portion of the Notes of this Series may be redeemed at the option of the Company at any time or from time to time. The redemption price for the Notes of this Series to be redeemed on any redemption date will be equal to the greater of the following amounts: (a) 100% of the principal amount of the Notes of this Series being redeemed on the redemption date; or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of this Series being redeemed on that redemption date (not including any portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis at the Adjusted Treasury Rate (as defined below) plus 20 basis points, as determined by the Reference Treasury Dealer (as defined below); plus, in each case, accrued and unpaid interest thereon to the redemption date. Notwithstanding the foregoing, installments of interest on Notes of this Series that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the Holder of this Note as of the close of business on the relevant Regular Record Date. The redemption price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The Company shall mail notice of any redemption at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes of this Series to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes of this Series or portions thereof called for redemption.

“ADJUSTED TREASURY RATE” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“COMPARABLE TREASURY ISSUE” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes of this Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes of this Series.

“COMPARABLE TREASURY PRICE” means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the

Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such quotation.

“REFERENCE TREASURY DEALER” means (A) Goldman, Sachs & Co. or Lehman Brothers Inc. or their respective affiliates which are primary U.S. Government securities dealers in New York City (each, a “Primary Treasury Dealer”), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.

“REFERENCE TREASURY DEALER QUOTATIONS” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such redemption date.

The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes of this Series (except for certain obligations including obligations to register the transfer or exchange of Notes of this Series, replace stolen, lost or mutilated Notes of this Series, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes of this Series on the dates such payments are due in accordance with the terms of the Notes of this Series.

If an Event of Default shall occur and be continuing with respect to the Notes, the principal of and interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee shall demand the redemption of the Senior Note Mortgage Bonds to the extent provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of a majority in aggregate principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note register. Upon surrender of this Note for registration or transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company in the Borough of Manhattan, the City and State of New York, or St. Louis, Missouri, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Notes of this Series of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

The Notes of this Series are issuable only in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this Series are exchangeable for a like aggregate principal amount of Notes of this Series of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT
	MIN ACT -		Custodian
		(Cust)		(Minor)
TEN ENT — as tenants by the
entireties	Under Uniform Gifts to Minors

JT TEN — as joint tenants with right
of survivorship and not as tenants in
common
State

Additional abbreviations may also be used

though not in the above list.

CERTIFICATE OF TRANSFER*

ILLINOIS POWER COMPANY

6.25% Senior Secured Notes due 2016

FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Name and address of assignee must be printed or typewritten.

$

principal amount of beneficial interest in the referenced Security of the Company and does hereby irrevocably constitute and appoint to transfer the said beneficial interest in such Security, with full power of substitution in the premises.

The undersigned certifies that said beneficial interest in said Security is being resold, pledged or otherwise transferred as follows:

(check one)

☐      to the Company;

☐      to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

☐      in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act;

☐      to an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution (attach a copy of an Institutional Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee);

☐      as otherwise permitted by the non-registration legend appearing on this Security; or

☐      as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

Dated:	Signature:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

* Include this form of Certificate of Transfer only in a Private Note.

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirement of the registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[FORM OF INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE]*

[Transferor Name and Address]

Ladies and Gentlemen:

In connection with our proposed purchase of 6.25% Senior Secured Notes due 2016 (the “Notes”) issued by Illinois Power Company d/b/a AmerenIP (the “Issuer”), we confirm that:

1.             We have received a copy of the Offering Memorandum (the “Offering Memorandum”) relating to the Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum.

2.             We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the indenture relating to the Notes (the “Indenture”) and as set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended (the “Securities Act”).

3.             We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Notes, we will do so only (A) to the Issuer, (B) so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a person whom we reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A, (C) to an institutional “accredited investor” (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) in accordance with another applicable exemption from the registration requirements of, or in a transaction not subject to, the Securities Act or pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

* Include this form only in a Private Note.

4.             We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and the Issuer such certification and other information as the Trustee and the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

5.             We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

6.             We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional “accredited investor”) as to each of which we exercise sole investment discretion in each case for investment and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:
Name:
Title: